EXHIBIT 10.1

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING: SIGNIFICANT

REPRESENTATIONS ARE CALLED FOR HEREIN.

Velocity Express Corporation

STOCK PURCHASE AGREEMENT

Velocity Express Corporation

7803 Glenroy Road, Suite 200

Bloomington, Minnesota 55439

Ladies and Gentlemen:

THIS AGREEMENT, made effective this             th day of                          200_, between Velocity Express Corporation, a Delaware corporation (the “Company”), and                         , a resident of the State of                         .

1.	(a) The Company agrees to sell to the undersigned, and the undersigned agrees to purchase from the Company, shares of the Company’s Series H Preferred Convertible Preferred Stock, par value $0.004 per share (the “Shares” or “Series H Preferred”) for the subscription price of $10.00 per Share. The rights and preferences of the Shares are set forth in the Certificate of Designation of Preferences and Rights of Series H Convertible Preferred Stock as set forth in Appendix A attached hereto. The Company will also issue to the undersigned in connection with this purchase a warrant to purchase shares of the Company’s Common Stock (the “Warrant”). A form of the Warrant is attached hereto as Appendix B. The undersigned acknowledges that this subscription is contingent upon acceptance in whole or in part by the Company. Concurrent with the delivery of this Agreement, the undersigned has delivered cash or a check or wire transfer to the Company in the amount of $ in payment of the full purchase price of the Shares.

(b)	Company and the undersigned agree that, as set forth in Section 6 of Certificate of Designation of Preferences and Rights of Series H Convertible Preferred Stock, the Company can repurchase the Series H Preferred Stock of the undersigned on or before April 30, 2003 by tendering to undersigned $ . In the event the Company does not repurchase the Series H Preferred Stock, the undersigned shall be entitled to receive an additional warrant (the “Call Warrant”) to purchase shares of the Company’s Common Stock. A form of the Call Warrant is attached hereto as Appendix C.

2.	The undersigned acknowledges and represents as follows:

(a)	That the undersigned has had an opportunity to carefully review the Company, has had the opportunity to conduct due diligence on the Company, has had the opportunity to review its public filings with the Securities and Exchange Commission and has reviewed the Risk Factors, attached hereto as Appendix D, relating to the Company (the “Company Materials”), and all documents delivered therewith or reasonably requested by the undersigned;

(b)	That the undersigned is able to bear the economic risk of the investment in the Shares;

(c)	That the undersigned has knowledge and experience in financial and business matters, that the undersigned is capable of evaluating the merits and risks of the prospective investment in the Shares and that the undersigned is able to bear such risks.

(d)	That the undersigned understands an investment in the Shares is highly speculative but believes that the investment is suitable for the undersigned based upon the undersigned investment objectives and financial needs, and has adequate means for providing for his, her or its current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Shares;

(e)	That the undersigned has been given access to full and complete information regarding the Company (including the opportunity to meet with Company officers and review such documents as the undersigned may have requested in writing) and has utilized such access to the undersigned satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Company Materials;

(f)	That the undersigned recognizes that the Shares, are an investment, involve a high degree of risk, including, but not limited to, the risks described in the Company Materials; and

(g)	That the undersigned realizes that (i) the purchase of Shares is a long-term investment; (ii) the purchasers of the Shares must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) and, therefore, cannot be sold unless they are subsequently registered under the Act, and specifically Regulation D of the Act, or an exemption from such registration is available; and (iii) the transferability of the Shares is restricted, and (A) requires the written consent of the Company, (B) requires conformity with the restrictions contained in paragraphs 5 and 6 below, and (C) will be further restricted by a legend placed on the certificate(s) representing the Shares stating that the Shares have not been registered under the Act and referring to the restrictions on transferability of the Shares, and by stop transfer orders or notations on the Company’s records referring to the restrictions on transferability.

3.	The undersigned has been advised that the Shares are not being registered under the Act or any other securities laws pursuant to exemptions from the Act and such laws, and that the Company’s reliance upon such exemptions is predicated in part on the undersigned’s representations to the Company as contained herein. The undersigned represents and warrants that the Shares are being purchased for his, her or its own account and for investment and without the intention of reselling or redistributing the same, that he, she or it has made no agreement with others regarding any of such Shares and that his, her or its financial condition is such that it is not likely that it will be necessary to dispose of any of such Shares in the foreseeable future. The undersigned is aware that, in the view of the Securities and Exchange Commission, a purchase of Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company or its business, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged as security, would represent an intent inconsistent with the representations set forth above. The undersigned further represents and agrees that if, contrary to his, her or its foregoing intentions, he, she or it should later desire to dispose of or transfer any of such Shares in any manner, he, she or it shall not do so without first obtaining (a) the opinion of counsel designated by the Company that such proposed disposition or transfer lawfully may be made without the registration of such Shares for such purpose pursuant to the Act, as then in effect, and any other applicable securities laws, or (b) such registrations (it being expressly understood that except as provided in the Registration Rights Agreement dated as of the date hereof, the Company shall not have any obligation to register the Shares for such purpose).

The undersigned agrees that the Company may place a restrictive legend on the certificate(s) representing the Shares, containing substantially the following language:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND WITHOUT REGISTRATION UNDER ANY OTHER SECURITIES LAWS, IN RELIANCE UPON EXEMPTIONS CONTAINED IN THE ACT AND SUCH LAWS. NO TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND UNDER THE APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS. FURTHER, THESE SECURITIES ARE SUBJECT TO LIMITATIONS ON CONVERTIBILITY AS SET FORTH IN THE STOCK PURCHASE AGREEMENT APPLICABLE TO THE ISSUANCE OF THESE SECURITIES.

The undersigned agrees and consents that the Company may place a stop transfer order on the certificate(s) representing the Shares to assure the undersigned’s compliance with this Agreement and the matters referenced above.

The undersigned agrees to save and hold harmless, defend and indemnify the Company and its directors, officers and agents from any claims, liabilities, damages, losses, expenses or penalties arising out of any misrepresentation of information furnished by the undersigned to the Company in this Agreement.

The undersigned understands that the Company at a future date may file a registration or offering statement (the “Registration Statement”) with the Securities and Exchange Commission to facilitate a public offering of its securities. The undersigned agrees, for the benefit of the Company, that should an underwritten public offering be made and should the managing underwriter of such offering require, the undersigned will not, without the prior written consent of the Company and such underwriter, during the Lock Up Period as defined herein: (a) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Shares beneficially held by the undersigned during the Lock Up Period; (b) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any of the Shares beneficially held by the undersigned during the Lock Up Period; or (c) sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Shares. The foregoing does not prohibit gifts to donees or transfers by will or the laws of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein. The term “Lock Up Period” shall mean the lesser of (x) 240 days or (y) the period during which Company officers and directors are restricted by the managing underwriter from effecting any sales or transfers of the Company’s securities. The Lock Up Period shall commence on the effective date of the Registration Statement.

The undersigned has read and executed the Registration Rights Agreement in the form appended hereto as Appendix E The undersigned agrees that, notwithstanding any registration rights granted under the Registration Rights Agreement, the undersigned will not be entitled to any registration rights, whether by demand, piggyback or otherwise, until April 30, 2003.

The undersigned represents and warrants that the undersigned is a bona fide resident of, and is domiciled in, the state or country listed in the Recital to this Agreement and that the Shares are being purchased solely for the beneficial interest of the undersigned and not as nominee, for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in paragraph 5 of this Agreement.

Accredited Status. The undersigned represents and warrants that the undersigned constitutes an accredited investor as defined in Rule 501(a) under the Securities Act of 1933.

4.	The undersigned has been advised by the Company that the rules of the Nasdaq Stock Market provide that shareholder approval is required if the Company issues, at a price which is less than market value, Common Stock or securities convertible into Common Stock which exceeds twenty percent of the Company’s outstanding Common Stock or twenty percent of the Company’s voting power outstanding before such issuance. The undersigned acknowledges and agrees that until the occurrence of the later of (1) April 30, 2003, or (2) shareholder approval of the issuance of the Series H Preferred has been obtained, the Series H cannot be converted into common stock pursuant to paragraph 5A (i) of the Certificate of Designation for the Series H Preferred Stock, and will not have any of the voting rights set forth in paragraph 4A of the Certificate of Designation for the Series H Preferred Stock.

5.	NASD Affiliation. The undersigned is affiliated or associated, directly or indirectly, with a National Association of Securities Dealers, Inc. (“NASD”) member firm or person.

Yes	No

If yes, list the affiliated member firm or person:

Your relationship to such member firm or person:

6.	Entities. If the undersigned is not an individual but an entity, the individual signing on behalf of such entity and the entity jointly and severally agree and certify that:

A.	The undersigned was not organized for the specific purpose of acquiring securities of the Company; and

B.	This Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

7.	Miscellaneous.

A.	Manner in which title is to be held: (check one)

Individual Ownership

Joint Tenants with Right of Survivorship*

Partnership*

Tenants in Common*

Corporation

Trust

Other

(describe)

B.	The undersigned agrees that the undersigned understands the meaning and legal consequences of the agreements, representations and warranties contained herein, agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Shares, and further agrees to indemnify and hold harmless the Company, each current and future officer, director, employee, agent and shareholder from and against any and all loss, damage or liability due to, or arising out of, a breach of any agreement, representation or warranty of the undersigned contained herein.

C.	This Agreement shall be construed and interpreted in accordance with Minnesota law without regard to conflict of law provisions.

D.	The undersigned agrees to furnish to the Company, upon request, such additional information as may be deemed necessary to determine the undersigned’s suitability as an investor.

* Multiple signatures required.

8.	The provisions of Section 4 hereof shall not be amended without approval of the stockholders of the Company.

SIGNATURE PAGE

Dated:

Signature

Name Typed or Printed

Residence Address

City, State, Country and Zip Code

Mailing Address

City, State, Country and Zip Code

Tax Identification or Social

Security Number

Phone Number (home)

Phone Number (work)

Fax Number

E-mail Address

CERTIFICATE OF SIGNATORY

(To be completed if Shares are being subscribed by an entity.)

I,                             , am the                             ,                              (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Shares, and certify further that the Note Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this              day of                         , 2002.

(Signature)

(Title)

(Please Print Name)

ACCEPTANCE BY THE COMPANY

Velocity Express Corporation hereby accepts the foregoing subscription to the extent of                          Shares.

Velocity Express Corporation

By

Wesley C. Fredenburg General Counsel and Secretary

APPENDIX A

Certificate of Designation

VELOCITY EXPRESS CORPORATION

CERTIFICATE OF DESIGNATION OF PREFERENCES AND RIGHTS OF

SERIES H CONVERTIBLE PREFERRED STOCK

Pursuant to the provisions of the General Corporation Law of the State of Delaware, the undersigned corporation certifies the following and adopts the attached certificate of designation:

FIRST:	The name of the corporation is Velocity Express Corporation (the “Corporation”).

SECOND:	Pursuant to the authority vested in the Board of Directors by this corporation’s Amended and Restated Certificate of Incorporation, as amended to date, the Board of Directors by unanimous written consent did adopt on October 9, 2002, without shareholder action, the following resolutions, authorizing the creation and designation of a series of preferred stock designated as Series H Convertible Preferred Stock as set forth in Exhibit A attached hereto:

RESOLVED, that, in order to comply with and fulfill its obligations under a Stock Purchase Agreement, the Corporation will be required to file a Certificate of Designation, in order to designate a new class or series of its authorized preferred shares as set forth on Exhibit A to these consent resolutions (the “Certificate”); and

RESOLVED FURTHER, that the Board of Directors, acting under authority of the Corporation’s Amended and Restated Certificate of Incorporation and the General Corporate Law of the State of Delaware, hereby approves and adopts the Certificate; and

RESOLVED FURTHER that, in the manner required by law and by the Corporation’s Amended and Restated Certificate of Incorporation, the appropriate officers of the corporation be and they hereby are authorized and directed to cause to be prepared, and to execute, and to file with the Secretary of State of the State of Delaware the Certificate.

THIRD:	As required by Section 4 C (b) (iv) of the Corporation’s Amended and Restated Certificate of Incorporation, the Certificate has been approved by the holders of in excess of two-thirds of the outstanding Series B Preferred Stock and Series C Preferred Stock.

In witness whereof, this Certificate of Designation of Series H Convertible Preferred Stock is hereby executed on behalf of this corporation this 10 day of October, 2002.

Velocity Express Corporation

By

Wesley C. Fredenburg, Its Secretary

Exhibit A

VELOCITY EXPRESS CORPORATION (THE “CORPORATION”)

SERIES H CONVERTIBLE PREFERRED STOCK TERMS

1. Designation and Amount. The number of authorized shares of Series H Convertible Preferred Stock, par value $0.004 per share (the “Series H Preferred Stock”), shall be 500,000.

Section 2. Dividends. In the event that the Corporation declares or pays any dividends upon the Common Stock (whether payable in cash, securities or other property) other than dividends payable solely in shares of Common Stock, the Corporation shall also declare and pay to the holders of Series H Preferred Stock at the same time that it declares and pays such dividends to the holders of the Common Stock, the dividends which would have been declared and paid with respect to the Common Stock issuable upon conversion of shares of the Series H Preferred Stock which are convertible into shares of Common Stock had all such shares of the outstanding Series H Preferred Stock been converted immediately prior to the record date for such dividend, or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

Section 3. Liquidation Preference. Upon liquidation, dissolution and winding up of the Corporation (whether voluntary or involuntary) (a “Liquidation Event”), the Corporation shall pay to the holders of the Series H Preferred Stock (unless otherwise provided for in the resolution or resolutions creating such stock) the aggregate Liquidation Value attributable to such shares (each, a “Share”) plus any unpaid dividends thereon. If upon any such Liquidation Event, the Corporation’s assets to be distributed among the holders of the Junior Securities, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock, Series G Preferred Stock and Series H Preferred Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section 3 or Article IV, Section 3 of the Corporation’s Amended and Restated Certificate of Incorporation, as amended from time to time (the “Charter”), as applicable, then the entire assets available to be distributed to the Corporation’s stockholders shall be distributed in accordance with the priorities set forth in Article IV, Section 3 of the Charter with the Series H Preferred Stock ranking parri passu with the Series D, F and G Preferred Stock and prior to the Series B and C Preferred Stock. Not less than sixty (60) days prior to the payment date stated therein, the Corporation shall mail written notice of any such Liquidation Event to each record holder of Series H Preferred Stock, setting forth in reasonable detail the amount of proceeds to be paid with respect to each Share and each share of Common Stock in connection with such Liquidation Event. A Change of Control shall not be deemed a Liquidation Event for purposes of this Section 3.

Section 4. Voting Rights.

4A. Voting Rights. Subject to the terms of this Section 4, Section 6 hereunder and the terms of Section 4 of the Stock Purchase Agreement executed in connection with the issuance of the Series H Preferred Stock, the holders of the Series H Preferred Stock shall be entitled to notice of all stockholders meetings in accordance with the Corporation’s Bylaws, and except as otherwise required by applicable law, the holders of the Series H Preferred Stock shall be entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the Common Stock, and all other classes of capital stock entitled to vote with the Common Stock, voting together as a single class with each share of and Series H Preferred Stock entitled to one vote for each share of Common Stock issuable upon conversion of the such Series H Preferred Stock as of the record date for such vote or, if no record date is specified, as of the date of such vote. In addition to the limitations contained in Section 4 of the Stock Purchase Agreement executed in connection with the issuance of the Series H Preferred Stock, the voting rights granted hereunder shall not be effective until the later of (a) a vote of the Company’s shareholders approving the issuance of the Series H Preferred Stock, and (b) April 30, 2003.

4B. Covenants.

The Corporation shall not take any of the actions set forth below without first obtaining the affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series H Preferred Stock for so long as at least 20% of the Series H Preferred Stock originally issued pursuant to the Purchase Agreements remains outstanding:

(a) alter or change the preferences, rights or powers of the Series H Preferred Stock;

(b) increase or decrease the authorized number of shares of the Series H Preferred Stock;

Section 5. Conversion.

5A. Conversion Procedure.

(i) Subject to the terms of this Section 5, Section 6 hereunder and the terms of Section 4 of the Stock Purchase Agreement executed in connection with the issuance of the Series H Preferred Stock, at any time and from time to time, any holder of Series H Preferred Stock may convert all or any portion of the Series H Preferred Stock (including any fraction of a Share) held by such holder into a number of shares of Conversion Stock computed by multiplying the number of Shares to be converted by $10.00 and dividing the result by the Conversion Price then in effect.

(ii) Except as otherwise provided herein, each conversion of Preferred Stock shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series H Preferred Stock to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the Shares converted as a holder of Series H Preferred Stock shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

(iii) Notwithstanding any other provision hereof, if a conversion of Preferred Stock is to be made in connection with a transaction affecting the Corporation, the conversion of any Shares of Series H Preferred Stock may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

(iv) As soon as possible after a conversion has been effected (but in any event within three (3) Business Days in the case of subparagraph (A) below), the Corporation shall deliver to the converting holder:

(A) a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

(B) payment of any amount payable under subparagraph (viii) below with respect to such conversion; and

(C) a certificate representing any Shares, which were represented, by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

(v) The issuance of certificates representing shares of Conversion Stock upon conversion of Preferred Stock shall be made without charge to the holders of such Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of each Share of Series H Preferred Stock, the Corporation shall take all such actions as are necessary in order to insure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

(vi) The Corporation shall not close its books against the transfer of Preferred Stock or of Conversion Stock issued or issuable upon conversion of Series H Preferred Stock in any manner, which interferes with the timely conversion of Series H Preferred Stock. The Corporation shall assist and cooperate with any holder of Shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

(vii) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Series H Preferred Stock, such number of shares of Conversion Stock issuable upon the conversion of all outstanding Preferred Stock. All shares of Conversion Stock that are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not take any action that would cause the number of authorized but unissued shares of Conversion Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Preferred Stock.

(viii) If any fractional interest in a share of Conversion Stock would, except for the provisions of this subparagraph, be delivered upon any conversion of Preferred Stock, the Corporation, in lieu of delivering the fractional share therefore, shall pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

(ix) If the shares of Conversion Stock issuable by reason of conversion of Preferred Stock are convertible into or exchangeable for any other stock or securities of the Corporation, the Corporation shall, at the converting holder’s option, upon surrender of the Shares to be converted by such holder as provided herein together with any notice, statement or payment required to effect such conversion or exchange of Conversion Stock, deliver to such holder or as otherwise specified by such holder a certificate or certificates representing the stock or securities into which the shares of Conversion Stock issuable by reason of such conversion are so convertible or exchangeable, registered in such name or names and in such denomination or denominations as such holder has specified.

5B. Conversion Price.

(i) In order to prevent dilution of the conversion rights granted under this Section 5, the Conversion Price of the Series H Preferred Stock shall be subject to adjustment from time to time pursuant to this Section 5B.

(ii) If and whenever after the original date of issuance of the first share of Series H Preferred Stock, the Corporation issues or sells, or in accordance with Section 5C is deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Market Price of the Common Stock determined as of the date of such issue or sale, then immediately upon such issue or sale, the Conversion Price shall be reduced to the Conversion Price determined by multiplying the Conversion Price in effect immediately prior to such issue or sale by a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale multiplied by the Market Price of the Common Stock determined as of the date of such issuance or sale, plus (2) the consideration, if any, received by the Corporation upon such issue or sale, and the denominator of which shall be the product derived by multiplying the Market Price of the Common Stock by the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

(iii) Notwithstanding the foregoing, there shall be no adjustment to the Conversion Price hereunder with respect to any issuances that are exempt from adjustment with respect to any shares of Preferred Stock of any series pursuant to Section 5B (iii) of the Charter.

5C. Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under paragraph 5B, the following shall be applicable:

(i) Issuance of Rights or Options. If the Corporation in any manner grants or sells any Options and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than the Market Price of the Common Stock determined as of such time, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Options for such price per share. For purposes of this paragraph, the “price per share for which Common Stock is issuable” shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Market Price of the Common Stock determined as of such time, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the “price per share for which Common Stock is issuable” shall be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section 5, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(iii) Change in Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be immediately adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of Section 5C, if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of the Series H Preferred Stock are changed in the manner described in the immediately preceding sentence, then such

Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued and sold as of the date of such change; provided, that (A) no such change shall at any time cause the Conversion Price hereunder to be increased, and (B) no adjustment to the Conversion Price pursuant to this clause (iii) shall be made as a result of any adjustment to the exercise and/or conversion price with respect to the Bayview Warrant, the Common Warrants, the Series D Preferred Stock and Series F Preferred Stock only, the Series B Preferred Stock, the Series C Preferred Stock, the Series C Warrants, the Preferred Warrants and the exercise of the Bridge Warrants, pursuant to and in accordance with the antidilution protection provisions of such securities as in effect on the date hereof.

(iv) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion Price then in effect hereunder shall be adjusted immediately to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued. For purposes of Section 5C, the expiration or termination of any Option or Convertible Security which was outstanding as of the date of issuance of the Preferred Stock with Conversion Price subject to adjustment shall not cause the Conversion Price hereunder to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of the Preferred Stock with Conversion Price subject to adjustment.

(v) Calculation of Consideration Received. If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefore shall be deemed to be the amount received by the Corporation therefore. If any Common Stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the Market Price thereof as of the date of receipt. The fair value of any consideration other than cash and securities shall be determined jointly by the Corporation and the holders of at least two-thirds of the Series H Preferred Stock. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration shall be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Corporation and the holders of at least two-thirds of each of the Series H Preferred Stock, voting as individual classes. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be borne by the Corporation.

(vi) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued for a consideration of $.01.

(vii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any

Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

(viii) Record Date. If the Corporation takes a record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

5D. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

5E. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Corporation’s assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock held by such holders, is referred to herein as an “Organic Change”. Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions to insure that each of the holders of Series H Preferred Stock shall thereafter have the right to acquire and receive, in lieu of the shares of Conversion Stock immediately theretofore acquirable and receivable upon the conversion of such holder’s Series H Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Series H Preferred Stock immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions to insure that the provisions of this Section 5 and Section 6 below shall thereafter be applicable to the Initially Designated Preferred Stock. The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

5F. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation’s Board of Directors shall make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Preferred Stock; provided, that no such adjustment shall increase the Conversion Price or decrease the number of shares of

Conversion Stock issuable upon conversion of each Share of Preferred Stock as otherwise determined pursuant to this Section 5.

5G. Notices.

(i) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all affected holders of Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment.

(ii) The Corporation shall give written notice to all holders of Preferred Stock at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

(iii) The Corporation shall also give written notice to the holders of Preferred Stock at least 20 days prior to the date on which any Organic Change shall take place.

Section 6. Call Rights. At any time and from time to time prior to April 30, 2003, and subject to the requirements of Section 1(a) of the Stock Purchase Agreement executed in connection with the issuance of the Series H Preferred Stock, the Company will have the right, exercisable upon not less than ten (10) days prior written notice to the holder of preferred stock, to repurchase any or all of the shares of Series H Preferred Stock at a per Share purchase price equal to $10.00. This call right will terminate on April 29, 2003.

Section 7. Purchase Rights. If at any time the Corporation grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then each holder of Initially Designated Preferred Stock shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Conversion Stock acquirable upon conversion of such holder’s Initially Designated Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

Section 8. Registration of Transfer. The Corporation shall keep at its principal office a register for the registration of Preferred Stock. Upon the surrender of any certificate representing Preferred Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefore representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Preferred Stock represented by the surrendered certificate.

Section 9. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

Section 10. Definitions for Purposes of Article IV, Paragraph D.

For the purposes of this Section D of Article IV, the following definitions shall apply. To the extent not defined herein, terms shall have the meaning set forth in the Charter.

“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through ownership of voting securities, contract or otherwise.

“Bayview Warrant” has the meaning set forth in the Charter.

“Bridge Warrant” means a warrant to purchase Series D Preferred Stock issued by UST to TH Li pursuant to a certain Bridge Loan Agreement by and between UST and TH Li dated January 4, 2001.

“CEX Convertible Note” has the meaning set forth in Section 5B(iii)(E) of the Charter.

“Common Stock” means, collectively, the Corporation’s common stock, par value $0.004 per share, and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation. “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to subparagraphs 5C(i) and 5C(ii) hereof whether or not the Options or Convertible Securities are actually exercisable at such time.

“Common Warrants” means, collectively, the “Common Warrants” as defined in the Charter.

“Conversion Price” initially means $1.00 for the Series H Preferred Stock.

“Conversion Stock” means shares of the Corporation’s Common Stock; provided, that if there is a change such that the securities issuable upon conversion of the Preferred Stock are issued by an entity other than the Corporation or there is a change in the type or class of securities so issuable, then the term “Conversion Stock” shall mean one share of the security issuable upon conversion of the Preferred Stock if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

“Convertible Securities” means any stock or securities directly or indirectly convertible into or exchangeable for Common Stock.

“Corporation” means Velocity Express Corporation, a Delaware corporation, or, where applicable (for example, in connection with agreements dated prior to the date of incorporation of the Corporation under the GCL), UST. Where applicable, reference to certain agreements of the Corporation entered into prior to its incorporation under the GCL refer to those as assumed by the surviving entity as a matter of law under the expected merger between the Corporation and UST.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Junior Securities” has the meaning set forth in Section 1 of the Charter.

“Liquidation Event” has the meaning set forth in Section 3.

“Liquidation Value” of any share of Series H Preferred Stock shall be equal to $10.00.

“Market Price” of any security means the average of the closing prices of such security’s sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of the twenty (20) consecutive trading days immediately prior to the day as of which “Market Price” is being determined. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the “Market Price” shall be the fair value thereof determined jointly by the Corporation and the holders of at least two-thirds of each of the then outstanding classes of Preferred Stock, voting as individual classes. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the Corporation and the holders of at least two-thirds of each of the then outstanding classes of Preferred Stock, voting as individual classes. The determination of such appraiser shall be final and binding upon the parties, and the Corporation shall pay the fees and expenses of such appraiser.

“Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“Permitted Issuances” means the acts described in Section 5B(iii).

“Person” means an individual, a partnership, a corporation, a limited liability company, a limited liability, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Preferred Stock” shall have the meaning set forth in the Charter.

“Preferred Warrants” means, collectively, the “Preferred Warrants” and the “Additional Warrants” as defined in the Charter.

“Purchase Agreements” means the Securities Purchase Agreements, dated as of April 2002 by and among the Corporation and certain investors, as such agreement may from time to time be amended in accordance with its terms.

“Purchasers” means the “Purchasers” as defined in the Purchase Agreements and their respective Affiliates.

“Series B Preferred Stock” has the meaning set forth in Article IV, C.1, Section 1 of the Charter.

“Series C Preferred Stock” has the meaning set forth in Article IV, C.1, Section 1 of the Charter.

“Series D Preferred Stock” has the meaning set forth in Article IV, C.1, Section 1 of the Charter.

“Series F Preferred Stock” has the meaning set forth in Article IV, C.1, Section 1 of the Charter.

“Series G Preferred Stock” has the meaning set forth in Article IV, C.1, Section 1 of the Charter.

“Series H Preferred Stock” has the meaning set forth in Article IV, C.1, Section 1 of the Charter.

“Series C Warrants” means, collectively, the “Series C Warrants” as defined in, and issued pursuant to, Securities Purchase Agreement dated as of September 1, 2000, by and among UST and certain investors, as such agreement may from time to time be amended in accordance with its terms, and any warrants issued in exchange, substitution or replacement therefore.

“Share” has the meaning set forth in Section 3.

“Stock Option Plans” means, collectively, the Corporation’s 1995 Stock Option Plan, 1996 Director Stock Option Plan and 2000 Stock Option Plan.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing general partner of such limited liability company, partnership, association or other business entity.

“TH Li” or “THLPV” means collectively TH Lee Putnam Ventures, LP, a Delaware limited partnership, TH Lee.Putnam Parallel Ventures, LP, a Delaware limited partnership, THLi Coinvestment Partners LLC, a Delaware limited liability company, and Blue Star I, LLC, a Delaware limited liability company.

“UST” means United Shipping and Technology, Inc., a Utah corporation and the predecessor of Velocity Express Corporation, a Delaware corporation.

“Voting Securities” means securities of the Corporation ordinarily having the power to vote for the election of directors of the Corporation; provided, that when the term “Voting Securities” is used with respect to any other Person it means the capital stock or other equity interests of any class or kind ordinarily having the power to vote for the election of directors or other members of the governing body of such Person.

Section 11. Amendment and Waiver. No amendment, modification or waiver shall be binding or effective with respect to any provision of Sections 1 to 11 hereof without the prior written consent of the holders of at least two-thirds of Series H Preferred Stock outstanding, voting as individual series, at the time such action is taken.

Section 12. Notices. Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder’s address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

Appendix B

WARRANT

To Purchase Shares of

Common Stock of

VELOCITY EXPRESS CORPORATION

                        , 200_

This Certifies that, in consideration of having purchased $                     worth of the Company’s Series H Preferred Stock, and for other good and valuable consideration,                                         , (the “Warrantholder”), is entitled to subscribe for and purchase from the Company, at any time after the contingencies in the Stock Purchase Agreement, of even date herewith, having been met, and prior to                     , 200     (the “Expiration Date”) up to                      shares of the Company’s Common Stock at the price of $0.01 (the “Purchase Price”), subject to adjustment as hereinafter set forth.

2. Definitions. For the purposes of this Warrant the following terms shall have the following meanings:

“Commission” shall mean the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

“Company” shall mean Velocity Express Corporation, a Delaware corporation, and any corporation, which shall succeed to, or assume, the obligations of said corporation hereunder.

“Common Stock” shall mean the shares of Common Stock of the Company, $0.004 par value.

“Fair Market Value” shall mean the closing price of the Common Stock as reported on the Nasdaq Stock Market on such date, if the Common Stock is then quoted on the Nasdaq Stock Market or, if the market is closed on that date, the closing price of the Common Stock on the previous trading day. If the Common Stock is not listed on the Nasdaq Stock Market, Fair Market Value shall be determined in good faith by the Company’s Board of Directors.

“Other Securities” shall mean any stock (other than Common Stock) or other securities of the Company which the Warrantholder at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, as in effect at the time.

“Series H Preferred” shall mean the shares of Series H Preferred Stock of the Company, $0.004 par value.

“Subscription Form” shall mean the subscription forms attached hereto.

“Transfer” shall mean any sale, assignment, pledge, or other disposition of any Warrants and/or Warrant Shares, or of any interest in either thereof, which would constitute a sale thereof within the meaning of Section 2(3) of the Securities Act.

“Warrant Shares” shall mean the shares of Common Stock purchased or purchasable by the Warrantholder upon the exercise of the Warrants pursuant to Section 2 hereof.

“Warrantholder” shall mean the holder or holders of the Warrants or any related Warrant Shares.

“Warrants” shall mean the Warrants (including this Warrant), identical as to terms and conditions and date, issued by the Company in connection with the sale of the Notes, and all Warrants issued in exchange, transfer or replacement thereof.

All terms used in this Warrant which are not defined in Section 1 hereof have the meanings respectively set forth elsewhere in this Warrant.

3. Exercise of Warrant, Issuance of Certificate, and Payment for Warrant Shares. The rights represented by this Warrant may be exercised at any time after the contingencies in paragraphs 2 and 3 of the Subscription Note Purchase Agreement having been met, and prior to the Expiration Date, by the Warrantholder, in whole or in part (but not as to any fractional share of Common Stock), by: (a) delivery to the Company of a completed Subscription Form, (b) surrender to the Company of this Warrant properly endorsed and signature guaranteed, and (c) delivery to the Company of a certified or cashier’s check made payable to the Company in an amount equal to the aggregate Purchase Price of the shares of Common Stock being purchased, at its principal office or agency in Minnesota (or such other office or agency of the Company as the Company may designate by notice in writing to the holder hereof). The Company agrees and acknowledges that the shares of Common Stock so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant, properly endorsed, and the Subscription Form shall have been surrendered and payment made for such shares as aforesaid. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within fifteen (15) days thereafter, execute or cause to be executed and deliver to the Warrantholder a certificate or certificates representing the aggregate number of shares of Common Stock specified in said Subscription Form. Each stock certificate so delivered shall be in such denomination as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights of such holder to purchase the remaining shares of Common Stock covered by this Warrant. The Company shall pay all expenses, taxes, and other charges payable in connection with the preparation, execution, and delivery of stock certificates pursuant to this Section 2, except that, in case any such stock certificate or certificates shall be registered in a name or names other than the name of the Warrantholder, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Warrantholder to the Company at the time of delivering this Warrant to the Company as mentioned above.

4. Ownership of this Warrant. The Company may deem and treat the registered Warrantholder as the holder and owner hereof (notwithstanding any notations of ownership or writing made hereon by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for transfer as provided herein and then only if such transfer meets the requirements of Section 5.

5. Exchange, Transfer, and Replacement. Subject to Section 5 hereof, this Warrant is exchangeable upon the surrender hereof by the Warrantholder to the Company at its office or agency described in Section 2 hereof for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Warrantholder at the time of such surrender. Subject to Section 5 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the Warrantholder in person or by duly authorized attorney, and a new Warrant of the same tenor and date as this Warrant, but registered in the name of the transferee, shall be executed and delivered by the Company upon surrender of this Warrant, duly endorsed, at such office or agency of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in the case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange, transfer, or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 4.

6. Restrictions on Transfer. Notwithstanding any provisions contained in this Warrant to the contrary, neither this Warrant nor the Warrant Shares shall be transferable except upon the conditions specified in this Section 5, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act in respect of the transfer of this Warrant or such Warrant Shares. The holder of this Warrant agrees that such holder will not transfer this Warrant or the related Warrant Shares (a) prior to delivery to the Company of an opinion of counsel selected by the Warrantholder and reasonably satisfactory to the Company, stating that such transfer is exempt from registration under the Securities Act, or (b) until registration of such Warrants and/or Warrant Shares under the Securities Act has become effective and continues to be effective at the time of such transfer. An appropriate legend may be endorsed on the Warrants and the certificates of the Warrant Shares evidencing these restrictions. The holder of this Warrant further agrees that such holder will not, for a period of 180 days from the date that a registration statement covering securities offered by the Company is declared effective by the Commission, offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to the Warrant or the Warrant Shares owned by the holder, otherwise than with the prior written consent of the Company.

7. Antidilution Provisions. The rights granted hereunder are subject to the following:

(a) Stock Splits. In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this paragraph (a), no adjustment in the Purchase Price and no change in the number of Warrant Shares so purchasable shall be made pursuant to this Section 6 as a result of or by reason of any such subdivision or combination.

(b) Reorganization, Reclassification, Consolidation, Merger, or Sale. If any capital reorganization or reclassification or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive Common Stock, Other Securities or assets with respect to or in exchange for shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the Warrants such shares of Common Stock, Other Securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the Warrants had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Warrantholder so that the provisions of the Warrants (including, without limitation, provisions for adjustment of the Purchase Price and the number of shares purchasable upon the exercise of the Warrants) shall thereafter be applicable, as nearly as may be, in relation to any shares of Common Stock, Other Securities or assets thereafter deliverable upon the exercise of the Warrants.

8. Special Agreements of the Company.

(a) Will Reserve Shares. The Company will reserve and set apart and have at all times the number of shares of authorized but unissued Common Stock deliverable upon the exercise of the Warrants, and it will have at all times any other rights or privileges provided for herein sufficient to enable it at any time to fulfill all of its obligations hereunder.

(b) Will Avoid Certain Actions. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance hereunder by the Company, but will at all times in good faith assist in carrying out of all the provisions of the Warrants and in taking all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment.

9. Registration Rights. The holder is entitled only to the registration rights as provided in the Registration Rights Agreement provided in connection with the sale of the Series H Preferred Stock.

10. Notices. Any notice or other document required or permitted to be given or delivered to the Warrantholder shall be delivered or sent by certified mail to the Warrantholder at the last address shown on the books of the Company maintained for the registry and transfer of the Warrants. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or sent by certified or registered mail to the principal office of the Company.

11. No Rights as Shareholders; Limitation of Liability. This Warrant shall not entitle any holder hereof to any of the rights of a shareholder of the Company. No provisions hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the

Purchase Price or as a shareholder of the Company whether such liability is asserted by the Company or by creditors of the Company.

12. Governing Law. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota, without regard to conflicts of laws principles.

13. Miscellaneous. This Warrant and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by a duly authorized officer, and to be dated as of                         , 200    .

Velocity Express Corporation

By:

Jeffry Parell Chief Executive Officer

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”) OR UNDER THE SECURITIES LAWS OF ANY OTHER STATE AND MAY NOT BE TRANSFERRED WITHOUT (i) THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT OR THE SECURITIES LAWS OF ANY APPLICABLE STATE; OR (ii) SUCH REGISTRATION.”

FULL SUBSCRIPTION FORM

To Be Executed By the Registered Warrantholder if It/

She/He Desires to Exercise in Full the Within Warrant

The undersigned hereby exercises the right to purchase the                          shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $                                 representing the Purchase Price of $                     per share in effect at that date. Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

Dated:

Signature:

Address:

PARTIAL SUBSCRIPTION FORM

To be Executed by the Registered Warrantholder if It/She/He

Desires to Exercise in Part Only the Within Warrant

The undersigned hereby exercises the right to purchase                      shares of the total shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $                                 representing the Purchase Price of $                     per share in effect at this date.

Certificates for such shares and a new Warrant of like tenor and date for the balance of the shares not subscribed for (if any) shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

The shares hereby subscribed for constitute                      shares of Common Stock (to the nearest whole share) resulting from adjustment of                      shares of the total of                      shares of Common Stock covered by the within Warrant, as said shares were constituted at the date of the Warrant.

Dated:

Signature:

Address:

Appendix C

CALL WARRANT

To Purchase Shares of

Common Stock of

VELOCITY EXPRESS CORPORATION

                    , 200_

This Certifies that, in consideration of having purchased $                     worth of the Company’s Series H Preferred Stock, and for other good and valuable consideration,                                 , (the “Warrantholder”), is entitled to subscribe for and purchase from the Company, at any time after the contingencies in the Stock Purchase Agreement, of even date herewith, having been met, and prior to                     , 200     (the “Expiration Date”) up to                      shares of the Company’s Common Stock at the price of $0.01 (the “Purchase Price”), subject to adjustment as hereinafter set forth.

14. Definitions. For the purposes of this Warrant the following terms shall have the following meanings:

“Commission” shall mean the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

“Company” shall mean Velocity Express Corporation, a Delaware corporation, and any corporation, which shall succeed to, or assume, the obligations of said corporation hereunder.

“Common Stock” shall mean the shares of Common Stock of the Company, $0.004 par value.

“Fair Market Value” shall mean the closing price of the Common Stock as reported on the Nasdaq Stock Market on such date, if the Common Stock is then quoted on the Nasdaq Stock Market or, if the market is closed on that date, the closing price of the Common Stock on the previous trading day. If the Common Stock is not listed on the Nasdaq Stock Market, Fair Market Value shall be determined in good faith by the Company’s Board of Directors.

“Other Securities” shall mean any stock (other than Common Stock) or other securities of the Company which the Warrantholder at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, as in effect at the time.

“Series H Preferred” shall mean the shares of Series H Preferred Stock of the Company, $0.004 par value.

“Subscription Form” shall mean the subscription forms attached hereto.

“Transfer” shall mean any sale, assignment, pledge, or other disposition of any Warrants and/or Warrant Shares, or of any interest in either thereof, which would constitute a sale thereof within the meaning of Section 2(3) of the Securities Act.

“Warrant Shares” shall mean the shares of Common Stock purchased or purchasable by the Warrantholder upon the exercise of the Warrants pursuant to Section 2 hereof.

“Warrantholder” shall mean the holder or holders of the Warrants or any related Warrant Shares.

“Warrants” shall mean the Warrants (including this Warrant), identical as to terms and conditions and date, issued by the Company in connection with the sale of the Notes, and all Warrants issued in exchange, transfer or replacement thereof.

All terms used in this Warrant which are not defined in Section 1 hereof have the meanings respectively set forth elsewhere in this Warrant.

15. Exercise of Warrant, Issuance of Certificate, and Payment for Warrant Shares. The rights represented by this Warrant may be exercised at any time after the contingencies in paragraphs 2 and 3 of the Subscription Note Purchase Agreement having been met, and prior to the Expiration Date, by the Warrantholder, in whole or in part (but not as to any fractional share of Common Stock), by: (a) delivery to the Company of a completed Subscription Form, (b) surrender to the Company of this Warrant properly endorsed and signature guaranteed, and (c) delivery to the Company of a certified or cashier’s check made payable to the Company in an amount equal to the aggregate Purchase Price of the shares of Common Stock being purchased, at its principal office or agency in Minnesota (or such other office or agency of the Company as the Company may designate by notice in writing to the holder hereof). The Company agrees and acknowledges that the shares of Common Stock so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant, properly endorsed, and the Subscription Form shall have been surrendered and payment made for such shares as aforesaid. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within fifteen (15) days thereafter, execute or cause to be executed and deliver to the Warrantholder a certificate or certificates representing the aggregate number of shares of Common Stock specified in said Subscription Form. Each stock certificate so delivered shall be in such denomination as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights of such holder to purchase the remaining shares of Common Stock covered by this Warrant. The Company shall pay all expenses, taxes, and other charges payable in connection with the preparation, execution, and delivery of stock certificates pursuant to this Section 2, except that, in case any such stock certificate or certificates shall be registered in a name or names other than the name of the Warrantholder, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Warrantholder to the Company at the time of delivering this Warrant to the Company as mentioned above.

16. Ownership of this Warrant. The Company may deem and treat the registered Warrantholder as the holder and owner hereof (notwithstanding any notations of ownership or writing made hereon by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for transfer as provided herein and then only if such transfer meets the requirements of Section 5.

17. Exchange, Transfer, and Replacement. Subject to Section 5 hereof, this Warrant is exchangeable upon the surrender hereof by the Warrantholder to the Company at its office or agency described in Section 2 hereof for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Warrantholder at the time of such surrender. Subject to Section 5 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the Warrantholder in person or by duly authorized attorney, and a new Warrant of the same tenor and date as this Warrant, but registered in the name of the transferee, shall be executed and delivered by the Company upon surrender of this Warrant, duly endorsed, at such office or agency of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in the case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange, transfer, or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 4.

18. Restrictions on Transfer. Notwithstanding any provisions contained in this Warrant to the contrary, neither this Warrant nor the Warrant Shares shall be transferable except upon the conditions specified in this Section 5, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act in respect of the transfer of this Warrant or such Warrant Shares. The holder of this Warrant agrees that such holder will not transfer this Warrant or the related Warrant Shares (a) prior to delivery to the Company of an opinion of counsel selected by the Warrantholder and reasonably satisfactory to the Company, stating that such transfer is exempt from registration under the Securities Act, or (b) until registration of such Warrants and/or Warrant Shares under the Securities Act has become effective and continues to be effective at the time of such transfer. An appropriate legend may be endorsed on the Warrants and the certificates of the Warrant Shares evidencing these restrictions. The holder of this Warrant further agrees that such holder will not, for a period of 180 days from the date that a registration statement covering securities offered by the Company is declared effective by the Commission, offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to the Warrant or the Warrant Shares owned by the holder, otherwise than with the prior written consent of the Company.

19. Antidilution Provisions. The rights granted hereunder are subject to the following:

(a) Stock Splits. In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this paragraph (a), no adjustment in the Purchase Price and no change in the number of Warrant Shares so purchasable shall be made pursuant to this Section 6 as a result of or by reason of any such subdivision or combination.

(b) Reorganization, Reclassification, Consolidation, Merger, or Sale. If any capital reorganization or reclassification or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive Common Stock, Other Securities or assets with respect to or in exchange for shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the Warrants such shares of Common Stock, Other Securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the Warrants had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Warrantholder so that the provisions of the Warrants (including, without limitation, provisions for adjustment of the Purchase Price and the number of shares purchasable upon the exercise of the Warrants) shall thereafter be applicable, as nearly as may be, in relation to any shares of Common Stock, Other Securities or assets thereafter deliverable upon the exercise of the Warrants.

20. Special Agreements of the Company.

(a) Will Reserve Shares. The Company will reserve and set apart and have at all times the number of shares of authorized but unissued Common Stock deliverable upon the exercise of the Warrants, and it will have at all times any other rights or privileges provided for herein sufficient to enable it at any time to fulfill all of its obligations hereunder.

(b) Will Avoid Certain Actions. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance hereunder by the Company, but will at all times in good faith assist in carrying out of all the provisions of the Warrants and in taking all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment.

21. Registration Rights. The holder is entitled only to the registration rights as provided in the Registration Rights Agreement provided in connection with the sale of the Series H Preferred Stock.

22. Notices. Any notice or other document required or permitted to be given or delivered to the Warrantholder shall be delivered or sent by certified mail to the Warrantholder at the last address shown on the books of the Company maintained for the registry and transfer of the Warrants. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or sent by certified or registered mail to the principal office of the Company.

23. No Rights as Shareholders; Limitation of Liability. This Warrant shall not entitle any holder hereof to any of the rights of a shareholder of the Company. No provisions hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the

Purchase Price or as a shareholder of the Company whether such liability is asserted by the Company or by creditors of the Company.

24. Governing Law. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota, without regard to conflicts of laws principles.

25. Miscellaneous. This Warrant and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by a duly authorized officer, and to be dated as of                     , 200    .

Velocity Express Corporation

By:

Jeffry Parell Chief Executive Officer

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”) OR UNDER THE SECURITIES LAWS OF ANY OTHER STATE AND MAY NOT BE TRANSFERRED WITHOUT (i) THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT OR THE SECURITIES LAWS OF ANY APPLICABLE STATE; OR (ii) SUCH REGISTRATION.”

FULL SUBSCRIPTION FORM

To Be Executed By the Registered Warrantholder if It/

She/He Desires to Exercise in Full the Within Warrant

The undersigned hereby exercises the right to purchase the                      shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $                                 representing the Purchase Price of $                     per share in effect at that date. Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

Dated:

Signature:

Address:

PARTIAL SUBSCRIPTION FORM

To be Executed by the Registered Warrantholder if It/She/He

Desires to Exercise in Part Only the Within Warrant

The undersigned hereby exercises the right to purchase                      shares of the total shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $                                 representing the Purchase Price of $                     per share in effect at this date.

Certificates for such shares and a new Warrant of like tenor and date for the balance of the shares not subscribed for (if any) shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

The shares hereby subscribed for constitute                      shares of Common Stock (to the nearest whole share) resulting from adjustment of                      shares of the total of                      shares of Common Stock covered by the within Warrant, as said shares were constituted at the date of the Warrant.

Dated:

Signature:

Address:

APPENDIX D

Risk Factors

RISK FACTORS

You should carefully consider the following risk factors, and all other information contained and incorporated by reference in this prospectus before you decide to purchase shares of our common stock. The risks described below are not the only risks we face. Additional risks that we do not yet know of or that we currently think are immaterial may also impair our business operations. Any of the events or circumstances described in the following risks could have a material adverse impact on our business, financial condition and results of operations if they were to actually occur. If that happens, the trading price of our common stock could decline, and you may lose all or part of your investment.

We have sustained losses in the past and we may continue to sustain losses in the future. We experienced net losses of approximately $35.3 million for the fiscal year ended June 30, 2001 and approximately $10.5 million for the fiscal year ended June 29, 2002. The nature and extent of any future losses will depend on the success of our financial and business strategies, and on other factors, some of which may be beyond our control. We cannot assure you that we will eliminate operating losses and achieve profitable operations.

We may not be successful in implementing our growth plans. We face the risks, expenses and uncertainties frequently encountered by emerging companies that operate in evolving markets. Successfully achieving our growth plan depends upon, among other things, our ability to:

•	continue to reduce losses and position ourselves to continue positive cash flow;

•	successfully promote our national brand;

•	deliver services that are equal or superior to those of our competitors; and

•	obtain and maintain a technological competitive advantage.

We may need additional capital to finance our growth and working capital needs. We have sustained net losses in each of the past three years and may continue to do so in the future. If we continue to experience operating losses, we will need additional cash to offset these losses, which may not be available to us on acceptable terms, or at all. Achieving our financial goals involves implementing a number of strategies, some of which may not develop when or as planned. To date, we have primarily relied upon debt and equity investments to fund our operations and growth.

We have substantial indebtedness. On January 28, 2002, we entered into a new $40 million revolving credit facility with a group of banks led by Fleet Capital Corporation and repaid all amounts outstanding under our old credit facility with a group of banks led by General Electric Capital Corporation. As of June 29, 2002, $34.5 million was outstanding under the new revolving credit facility and we had an additional $5 million in subordinated indebtedness. Substantially all of our assets are pledged to secure our indebtedness. Subject to the restrictions in our existing credit agreements, we and our subsidiaries may incur additional indebtedness from time to time to increase working capital, finance capital expenditures, and for other general corporate purposes.

Our revolving credit facility matures on January 28, 2004. Our ability to refinance the revolving credit facility upon maturity will depend to a great degree on our operating performance at the time of maturity. If we cannot successfully refinance the revolving credit facility upon maturity, we will be required to raise capital through the issuance of additional debt or equity securities or sales of some or all of our assets in order to meet our repayment obligations under the facility.

Our debt instruments contain significant financial and operational requirements. Our revolving credit agreement contains a number of financial covenants that, among other things, require us to maintain specified interest coverage ratios and specified levels of availability under the revolving credit facility based upon our interest coverage ratio. The credit agreement also restricts our ability to dispose of assets, incur additional indebtedness, amend our debt instruments, make payments on subordinated debt, pay dividends or other distributions, create liens on assets, make capital expenditures, enter into sale and leaseback transactions, allow our subsidiaries to issue securities or make any sales on a repurchase or return basis, make investments, loans or advances, engage in mergers, consolidations, joint ventures, acquisitions or structural changes, change our organizational documents or our fiscal year end, enter into leases or negative pledges, and engage in transactions with affiliates.

Our ability to comply with the financial covenants in our credit agreements will be affected by our financial performance as well as events beyond our control, including prevailing economic, financial and industry conditions. The breach of any of the covenants in our credit agreements could result in a default, which would permit the lenders to declare all amounts borrowed thereunder to be due and payable, together with accrued and unpaid interest. If we are unable to repay our indebtedness, the lenders could proceed against the collateral securing the indebtedness.

Rapid technological changes in communications technology may require substantial expenditures by us. The industry in which we compete is characterized by rapidly changing technology, evolving industry standards, frequent new service announcements, introductions and enhancements, compromises in security and changing customer demands. Accordingly, our future success may depend on our ability to respond to rapidly changing technologies, to adapt our services to evolving industry standards and to continually improve the performance, features and reliability of our technology and services in response to competitive service offerings and the evolving demands of the marketplace. Obtaining and maintaining a technological competitive advantage may require us to make substantial expenditures, which could have a material adverse effect on our business, results of operations and financial condition.

We face significant risks of tax authorities classifying independent contractors as our employees. A significant number of our drivers are currently independent contractors (meaning that they are not our employees). From time to time, federal and state taxing authorities have sought to assert that independent contractor drivers in the same-day delivery and transportation industries are employees. We do not pay or withhold federal or state employment taxes with respect to drivers who are independent contractors. Although we believe that the independent contractors we utilize are not our employees under existing interpretations of federal and state laws, we cannot guarantee you that federal and state authorities will not challenge our position or that other laws or regulations, including tax laws and laws relating to employment and worker compensation, will not change. If the IRS were to successfully assert that our independent contractors are in fact our employees, we would be required to pay withholding taxes and extend additional employee benefits to these persons. In addition, we could become responsible for past and future employment taxes. If we are required to pay withholding taxes with respect to amounts previously paid to these persons, we could be required to pay penalties or be subject to other liabilities as a result of incorrectly classifying employees. If our drivers are deemed to be employees rather than independent contractors, we could be required to increase their compensation since they may no longer be receiving commission-based compensation. Any of the foregoing possibilities could increase our operating costs and have a material adverse effect on our business, financial condition and results of operations.

We could be subject to claims for personal injury, death and property damage. We could be exposed to claims for personal injury, death and property damage as a result of accidents involving our employees and independent contractors. While we carry liability insurance and require that our independent contractors maintain at least the minimum amount of liability insurance required by state law, we cannot assure you that any claims made against us will not exceed the amount of our insurance coverage. Successful claims for personal injury, death or property damage in excess of our insurance coverage could have a material adverse effect on our business, financial condition and results of operations.

We could be subject to claims for non-delivery or delayed delivery of packages. We could be subject to claims resulting from non-delivery or delayed delivery of packages, many of which could be significant because of unique or time sensitive deliveries. While our customer contracts contain limitations of our liability for non-delivery or delayed delivery of packages, we cannot assure you that we will be able to successfully limit our liability for package deliveries by contract. Successful claims for non-delivery or delayed delivery of packages could have a material adverse effect on our business, financial condition and results of operations.

We face many risks unique to the package shipping and same-day delivery industries. Numerous events and factors that affect the delivery services industry could also affect (and recently have affected) our business, financial condition and results of operations, including:

•	weather conditions;

•	fuel prices and shortages;

•	economic factors affecting customers, as well as general economic conditions affecting prices and operating margins;

•	the ability of United States companies to maintain continuous operation of supply and communications systems;

•	downturns in the level of general economic activity or employment in the United States, which could affect the demand for package and priority document delivery;

•	labor shortages and disputes; and

We operate in a very competitive workforce environment. We depend upon our ability to engage and retain, as employees or through independent contractor or other arrangements, qualified driver and delivery personnel who possess the skills and experience necessary to meet the needs of our operations. We compete in markets in which unemployment is relatively low and competition for couriers and other employees is intense. We must continually evaluate, train and upgrade our pool of available drivers to keep pace with the increasing demands for delivery services. We cannot assure you that qualified driver employees or contractors will continue to be available in sufficient numbers and on terms acceptable to us. Our inability to attract and retain qualified drivers would have a material adverse impact on our business, financial condition and results of operations. Further, increases in benefit plans required to retain qualified employees and independent contractors and/or unionization of our driver workforce would potentially raise our operating costs and have a material adverse impact on our business, financial condition and results of operations.

We must comply with various governmental regulations. Various local, state and federal regulations require us to obtain and maintain permits and licenses in connection with our operations. Additionally, some of our operations may involve the delivery of items subject to more stringent regulation, including hazardous materials, which would require us to obtain additional permits. In addition, we cannot assure you that existing laws or regulations will not be revised or that new laws or regulations, which could have an adverse impact on our operations, will not be adopted or become applicable to us. Our failure to maintain required permits and licenses, or to comply with applicable regulations, could result in substantial fines or revocation of permits and licenses, any of which could have a material adverse effect on our business, financial condition and results of operations.

We face intense competition in the market for same-day delivery services. We expect that competition will continue to intensify in the same day delivery business. Companies such as UPS®, Federal

Express®, and DHL® dominate the next day commercial package shipping market. The market for point-to-point delivery services is also highly competitive, with a number of companies having multi-state and multi-city operations. A number of these competitors have greater financial and technical resources and more industry recognition than we do. Any of these companies could elect to enter the same-day delivery market in direct competition with us. Increased competitive pressure could have a material adverse effect on our business, financial condition and results of operations.

We depend on our key personnel. We depend upon the continued services of our senior management for our success. The loss of a member of our senior management could have a material adverse effect on our business, financial condition and results of operations. We cannot assure you that we will be able to retain our senior management or our other key personnel.

The loss of significant customers could adversely affect our business. Our contracts with our commercial customers typically have a term of 1 to 3 years, but are terminable upon 30 or 60 days notice. Although we have no reason to believe that these contracts will be terminated prior to the expiration of their terms, early termination of these contracts could have a material adverse effect on our business, financial condition and results of operations.

Our stock may be delisted from Nasdaq because we may not meet the minimum bid price and market capitalization requirements for continued listing. In the past, we have been notified by Nasdaq that our stock was subject to delisting because our common stock has failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive trading days and that we were not in compliance of the market capitalization requirement of $35,000,000 as required by The Nasdaq SmallCap Market under its Marketplace Rules. Nasdaq provided us time to regain compliance and after a hearing, Nasdaq issued a statement on December 17, 2001 that we were in compliance with the long term listing requirements. In the event that we are unable to maintain the standards for continued listing, our shares would be subject to delisting from the Nasdaq SmallCap Market.

We have a substantial investment in equipment and technology. As a part of our business strategy, we have invested significantly in equipment and technology, and we will continue to make investments that we believe are necessary or appropriate to maintain our presence in the same-day delivery industry. While we believe that these investments will give us an advantage over our competitors, we cannot assure you that this strategy will be successful or that we will be able to recover our investment through increased revenues or profits. Additionally, disruptions in electrical and other energy supplies could cause a disruption of, or damage to, our technology and communication systems.

Terrorist attacks and threats or actual war may negatively impact all aspects of our operations. Recent terrorist attacks in the United States, as well as future events occurring in response to them, including, without limitation, future terrorist attacks against U.S. targets, rumors or threats of war, actual conflicts involving the United States or its allies or military or trade disruptions impacting our domestic or foreign customers have had and could continue to have, a significant impact on our business. These effects have included, and may continue to include, reduced demand for our services and delays in our ability to deliver services to our customers. More generally, any of these events could cause consumer confidence and spending to decrease or result in increased volatility in the U.S. and worldwide financial markets and economy. They could also result in economic recession in the U.S. or abroad. Any of these occurrences could have a material adverse effect on our business, financial condition and results of operations.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This agreement and the documents we incorporate by reference contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are those statements that are not based upon historical fact, which can be identified by the use of terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of such terms or other comparable terminology. These statements are based on current beliefs of our management as well as assumptions made by, and information currently available to, our management. Such statements are subject to known and unknown risks and uncertainties, and other factors, that may cause our actual results to be materially different from those expressed or implied by such forward-looking statements. Some of the factors that could cause or contribute to such differences include those discussed in this prospectus under the caption “Risk Factors.”

APPENDIX E

Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of                     , 200    , among Velocity Express Corporation, a Delaware corporation (the “Company) and the persons executing a Series H Purchaser Signature Page attached hereto (each a “Series H Purchaser”). Capitalized terms used herein but not otherwise defined have the meaning set forth in Section 1 hereof.

WHEREAS, the Series H Purchasers and the Company have entered into certain Stock Purchase Agreements, pursuant to which the Series H Purchasers purchased from the Company certain of the shares of the Company’s Series H Convertible Preferred Stock, par value $.004 per share (the “Series H Preferred Stock”).

WHEREAS, the Company hereby desires to, among other things, grant the Series H Purchasers certain registration rights.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

8.	Definitions.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banks in New York City are authorized or obligated by law or executive order to close.

“Commission” means the United States Securities and Exchange Commission, or any successor Commission or agency having similar powers.

“Common Stock” means the Common Stock of the Company, $0.004 par value per share.

“Registrable Securities” means, the Series H Registrable Securities.

“Registration Expenses” has the meaning set forth in Section 6(a) hereof.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series H Purchasers” means any purchasers of Series H Preferred Stock.

9.	Demand Registrations.

(a)	Requests for Registration. Subject to the limitations and lock-up period set forth in the Series H Stock purchase Agreement, the holders of a majority of the Series H Registrable Securities may request Short-Form Registrations, if available. Each request for a Demand Registration (as defined below) shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten (10) days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the receipt of the Company’s notice. All registrations requested pursuant to this paragraph 2(a) are referred to herein as “Demand Registrations”.

(b)	Short-Form Registrations. Subject to the limitations and lock-up period set forth in the Series H Stock purchase Agreement, the holders of the Series H Registrable Securities will be entitled to request up to three (3) Short-Form Registrations in which the Company will pay all Registration Expenses; provided, that the holders of Registrable Securities shall not be entitled to require the Company to effect any Short-Form Registration if the aggregate offering price of Registrable Securities (based on the mid-point of the price range specified in the request for such Short-Form Registration) to be included in such Short-Form Registration is less than $1,000,000. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. The Company will use its best efforts to make Short-Form Registrations on FormS-3 available for the sale of Registrable Securities.

(c)	Priority on Demand Registrations. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, securities requested to be registered pursuant to that certain Third Amended Registration Rights Agreement, by and among the parties thereto (the “Original Registrable Securities”), (ii) second, the number of Registrable Securities requested to be included in such Demand Registration by the holders initially requesting such Demand Registration pro rata, if necessary, among the holders of such Registrable Securities based on the number of such Registrable Securities owned by each such holder, and (iii) third, the number of other Registrable Securities not included pursuant to clause (i) above pro rata, if necessary, among the holders of such Registrable Securities based on the number of such Registrable Securities owned by each such holder, and (iii) third, any other securities of the Company requested to be included in such Demand Registration.

(d)	Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within sixty (60) days after the effective date of a previous registration of equity securities by the Company. The Company may postpone for up to ninety (90) days the filing or the effectiveness of a registration statement for a Demand Registration if the Company’s Board of Directors determines in good faith that such Demand Registration would reasonably be expected to be seriously detrimental to the Company and its shareholders; provided, that in such event, (i) the Company shall give written notice to the holders of Registrable Securities as soon after such determination as practicable, but in any event within ten (10) days thereafter, (ii) the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and such Demand Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such registration and (iii) the Company may postpone a Demand Registration pursuant hereto only once in any 365-day period.

(e)	Selection of Underwriters. If any Demand Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering, which investment banker(s) and manager(s) shall be nationally recognized, shall be made by the Company.

10.	Piggyback Registrations.

(a)	Right to Piggyback. Subject to the lock-up period set forth in the Series H Stock purchase Agreement, whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the receipt of the Company’s notice.

(b)	Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

(c)	Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, the securities requested to be registered pursuant to tha certain Third Amended Registration Rights Agreement, and (iii) third, the Registrable Securities requested to be included in such Piggyback Registration, pro rata, if necessary, among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder and (iv) fourth, other securities requested to be included in such Piggyback Registration.

(d)	Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such Piggyback Registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Original Registrable Securities requested to be included in such Piggyback Registration, pro rata among the holders of such Original Registrable Securities on the basis of the number of Registrable Securities owned by each such holder and (iii) third, the holders of the Registrable Securities and other securities requested to be included in such Piggyback Registration.

(e)	Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection by the Company of investment banker(s) and manager(s), which investment banker(s) and manager(s) shall be nationally recognized, for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration, which approval shall not be unreasonably withheld.

11.	Holdback Agreements.

(a)	Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the ninety (90)-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

(b)	The Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and during the ninety (90)-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or Form S-4 or any successor forms thereto), unless the underwriters managing the registered public offering otherwise agree.

12.	Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof including the registration of common stock that may be obtained upon conversion of Preferred Stock held by a holder of Registrable Securities requesting registration, and pursuant thereto the Company will as expeditiously as possible:

(a)	prepare and file (in the case of a Demand Registration not more than ninety (90) days after request therefor) with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that as far in advance as practicable before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

(b)	prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred and eighty (180) days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c)	furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)	use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)	notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(f)	cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the National Association of Securities Dealers automated quotation system;

(g)	provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(h)	enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable

Securities (including, without limitation, effecting a stock split or a combination of shares);

(i)	make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(j)	permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

(k)	in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will promptly notify the holders of Registrable Securities and will use its reasonable best efforts promptly to obtain the withdrawal of such order;

(l)	obtain a cold comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request; and

(m)	in connection with an underwritten public offering, (i) cooperate with the selling holders of Registrable Securities, the underwriters participating in the offering and their counsel in any due diligence investigation reasonably requested by the selling holders or the underwriters in connection therewith and (ii) participate, to the extent reasonably requested by the managing underwriter for the offering or the selling holder, in efforts to sell the Registrable Securities under the offering (including, without limitation, participating in “roadshow” meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Company.

13.	Registration Expenses.

(a)	All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the National Association of Securities Dealers automated quotation system. The Company shall not be required to pay an underwriting discount with respect to any shares being sold by any party other than the Company in connection with an underwritten public offering of any of the Company’s securities pursuant to this Agreement.

(b)	In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration.

(c)	The Company will reimburse the holders of Registrable Securities for the reasonable fees and expenses (including the fees and expenses of counsel chosen by the holders of a majority of the Registrable Securities) incurred by such holders in enforcing any of their rights under this Agreement.

14.	Indemnification.

(a)	Indemnification of Selling Stockholders by the Company. The Company agrees to indemnify and hold harmless each holder of Registrable Securities which are registered pursuant hereto (each a “Selling Stockholder”) and each person, if any, who controls any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as follows:

A.	against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

B.	against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, that subject to Section 7(d) below any such settlement is effected with the prior written consent of the Company; and

C.	against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by such Selling Stockholder), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; Notwithstanding the foregoing, this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use in the registration statement (or any amendment thereto), or any preliminary prospectus or the prospectus (or any amendment or supplement thereto) or by such Selling Stockholder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Selling Stockholder with a sufficient number of copies of the same.

(b)	Indemnification of Company by the Selling Stockholders. Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the registration statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7(a) above, as incurred, but only with respect to untrue or alleged untrue statements or omissions made in the registration statement (or any amendment thereto), or any preliminary prospectus or any prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder with respect to such Selling Stockholder expressly for use in the registration statement (or any amendment or supplement thereto); provided, that such Selling Stockholder’s aggregate liability under this Section 7 shall be limited to an amount equal to the net proceeds (after deducting the underwriting discount, but before deducting expenses) received by such Selling Stockholder from the sale of Registrable Securities pursuant to a registration statement filed pursuant to this Agreement.

(c)	Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a), counsel to the indemnified parties shall be selected by the Company, subject to the approval of the holders of a majority of the Registrable Securities included in a registration hereunder, which shall not be unreasonably withheld and, in the case of parties indemnified pursuant to Section 7(b), counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action and counsel to the indemnifying party shall also be counsel for the indemnified parties; provided, that if under applicable principals of legal ethics, there is a conflict of interest that prohibits such counsel from representing the indemnifying parties as well as the indemnified parties, the indemnifying parties shall be liable for fees and expenses of one additional counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)	Settlement without Consent. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)	Contribution.

A.	If a claim for indemnification under Section 7(a) or 7(b) is unavailable to an indemnified party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions, statements or omissions that resulted in such losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses shall be deemed to include, subject to the limitations set forth in this Section, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

B.	The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(e) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(e), a holder shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such holder from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that the holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

C.	The indemnity and contribution agreements contained in this Section are in addition to any liability that the indemnifying parties may have to the indemnified parties.

15.	Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder, such holder’s Registrable Securities and such holder’s intended method of distribution or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 7 hereof.

16.	Miscellaneous.

(a)	Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(b)	Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the permitted respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

(c)	Notices. All notices, requests, consents and other communications provided for herein shall be in writing and shall be (i) delivered in person, (ii) transmitted by telecopy, (iii) sent by first-class, registered or certified mail, postage prepaid, or (iv) sent by reputable overnight courier service, fees prepaid, to the recipient at the address or telecopy number set forth below, or such other address or telecopy number as may hereafter be designated in writing by such recipient. Notices shall be deemed given upon personal delivery, seven days following deposit in the mail as set forth above, upon acknowledgment by the receiving telecopier or one day following deposit with an overnight courier service.

If to the Company:

Velocity Express Corporation

7803 Glenroy Road

Suite 200

Bloomington, MN 55439

Telecopy:     (612) 492-2499

Attention:     Wesley C. Fredenburg

                        Secretary and General Counsel

If to any of the Series H Purchasers:

To the address for such Series H Purchaser indicated on the Series H Purchaser Signature Page.

or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party.

(d)	Interpretation of Agreement; Severability. The provisions of this Agreement shall be applied and interpreted in a manner consistent with each other so as to carry out the purposes and intent of the parties hereto, but if for any reason any provision hereof is determined to be unenforceable or invalid, such provision or such part thereof as may be unenforceable or invalid shall be deemed severed from the Agreement and the remaining provisions carried out with the same force and effect as if the severed provision or part thereof had not been a part of this Agreement.

(e)	Governing Law. The corporate law of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other provisions of this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws or choice of law of the State of New York or any other jurisdiction which would result in the application of the laws of any jurisdiction other than the State of New York.

(f)	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same Agreement.

(g)	Entire Agreement. This document, the Purchase Agreement and the “Related Documents” (as defined in the Purchase Agreement) embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(h)	Waiver of Jury Trial. The parties to this Agreement each hereby waives, to the fullest extent permitted by law, any right to trial by jury of any claim, demand, action, or cause of action (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the transactions related hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise. The parties to this Agreement each hereby agrees and consents that any such claim, demand, action, or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

* * * * *

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

Velocity Express Corporation

By

Name:	Jeffry Parell
Title:	Chief Executive Officer

SERIES H PURCHASERS SIGNATURE PAGE

By

Name:
Address for Notices: